SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 28, 2023

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

131 Clarendon Street, Boston Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value of $0.01 per share	BRKL	Nasdaq Global Select Market

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2023, Brookline Bancorp, Inc. (the “Company”), its wholly-owned subsidiary, Brookline Bank (the “Bank”), and Paul A. Perrault, Chairman and Chief Executive Officer of the Company (“Executive”), entered into a fourth amendment (the “Fourth Amendment”) to the employment agreement among the Company, the Bank and Executive, dated April 11, 2011 (the “Employment Agreement”). The Employment Agreement was previously amended on September 22, 2021, March 10, 2021, and July 25, 2018. The purpose of the Fourth Amendment is to reduce the amount payable to Executive upon an Event of Termination (as defined in the Employment Agreement) occurring within 12 months after Change in Control (as defined in the Employment Agreement). Pursuant to the Fourth Amendment, Executive will be eligible to receive a payment equal to three times an amount equal to the sum of (a) base salary, and (b) the applicable target bonus Executive is eligible to receive. Prior to the effectiveness of the Fourth Amendment, Executive was eligible to receive a payment equal to three times the sum of (x) base salary, (y) the highest bonus awarded to Executive during the prior three years, and (z) the highest equity consideration previously awarded to Executive for any year. The preceding description of the Fourth Amendment is qualified in its entirety by reference to the full text of Fourth Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Number	Description

10.1	Fourth Amendment to the Employment Agreement, dated April 28, 2023, by and among Brookline Bancorp, Inc., Brookline Bank, and Paul A. Perrault.

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2023	BROOKLINE BANCORP, INC.

	By:	/s/ Marissa Martin
Marissa Martin
General Counsel